21

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 12, 2024

SAGA COMMUNICATIONS, INC.

(Exact Name of Registrant as Specified in its Charter)

Florida	1-11588	38-3042953
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

73 Kercheval Avenue
Grosse Pointe Farms, MI	48236
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (313) 886-7070

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.01 per share	SGA	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01.Changes in Registrants’ Certifying Accountant.

The Audit Committee of the Board of Directors (the “Audit Committee”) of Saga Communications, Inc. (the “Company”) recently completed a competitive process to select a new independent registered public accounting firm for the fiscal year ended December 31, 2024. On August 12, 2024, the Audit Committee appointed Crowe LLP (“Crowe”) to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024, subject to normal and customary client engagement procedures. Contemporaneously therewith, the Audit Committee dismissed UHY LLP (“UHY”) as the Company’s independent registered public accounting firm, effective immediately.

The reports of UHY on the Company’s consolidated financial statements as of and for the years ended December 31, 2023 and 2022 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. The audit reports of UHY on the effectiveness of internal control over financial reporting as of December 31, 2023 and 2022 did not contain an adverse opinion, nor were they qualified or modified.

During the years ended December 31, 2023 and 2022, and the subsequent interim period from January 1, 2024 through August 12, 2024, there were no (a) disagreements within the meaning of Item 304(a)(1)(iv) of Regulation S-K with UHY on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to UHY’s satisfaction, would have caused UHY to make reference to the subject matter thereof in connection with its reports for such years; or (b) “reportable events” within the meaning of Item 304(a)(1)(v) of Regulation S-K.

The Company provided UHY with a copy of the disclosures that the Company is making in this Item 4.01 on this Current Report on Form 8-K and requested that UHY furnish a letter addressed to the Securities and Exchange Commission indicating whether it agrees with such disclosures. A copy of UHY’s letter dated August 12, 2024 regarding the above disclosures is attached as Exhibit 16.1 to this report.

During the fiscal years ended December 31, 2023 and 2022, and the subsequent interim period from January 1, 2024 through August 12, 2024, neither the Company nor anyone on the Company’s behalf consulted with Crowe regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered with respect to the Company’s consolidated financial statements, in any case where a written report or oral advice was provided to the Company by Crowe that Crowe concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue; or (ii) any matter that was the subject of a “disagreement” within the meaning of Item 304(a)(1)(iv) of Regulation S-K or a “reportable event” within the meaning of Item 304(a)(1)(v) of Regulation S-K.

Item 9.01.Financial Statements and Exhibits.

(d)	Exhibits.

16.1	Letter of UHY LLP dated August 12, 2024.
104	Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101)

INDEX OF EXHIBITS

Exhibit No.	Description
16.1	Letter of UHY LLP, dated August 12, 2024.
104	Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ugust
SAGA COMMUNICATIONS, INC.

Dated: August 12, 2024	By:	/s/ Samuel D. Bush
Samuel D. Bush
Senior Vice President and Chief
Financial Officer